American Funds Money Market Fund® Prospectus Supplement September 18, 2015 (for prospectus dated December 1, 2014)

The following is added to the “Investment objective, strategies and risks” section of the prospectus:

In July 2014, the U.S. Securities and Exchange Commission announced revisions to the rules governing money market funds. Under the revised rules, government money market funds and retail prime money market funds can continue to maintain a stable net asset value per share, while tax-exempt and institutional prime money market funds will be required to float their net asset values. During times of stress, redemption gates and liquidity fees could be imposed on all non-government money market funds at the discretion of the fund’s board. Government money market funds will be excluded from this requirement but can opt in with proper notice to investors.

In order to qualify as a government money market fund, the fund must invest at least 99.5% of its assets in government securities, cash or repurchase agreements backed by government securities. The fund has historically invested between 85% and 90% of its assets in qualifying government securities; as a result, the fund’s Board of Trustees has approved a proposal to formally establish the fund as a government money market fund and, relatedly, to increase the allocation of government securities in the fund’s portfolio to 99.5%. As a government money market fund, the fund will seek to maintain a stable $1.00 net asset value and will not implement redemption gates and liquidity fees. The fund’s investment adviser expects this change to go into effect on or about April 1, 2016. Accordingly, effective on or about April 1, 2016, the fund also expects to change its name to American Funds U.S. Government Money Market Fund.

Keep this supplement with your prospectus.

Lit No. MFGEBS-144-0915O CGD/10039-S51534